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Exhibit 23.4

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 2002 relating to the consolidated financial statements of Covalar Technologies Group, Inc., which appears in Amendment No. 1 to the Current Report on Form 8-K/A filed by HPL Technologies, Inc. on March 4, 2002 (File No. 000-32967).

/s/ Grant Thornton LLP

Dallas, Texas
April 25, 2002

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    Exhibit 23.4
CONSENT OF INDEPENDENT ACCOUNTANTS